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                                                                Exhibit 10.32


                                LOAN AGREEMENT
                                (EMPLOYEE LOAN)


    This LOAN AGREEMENT (the "Agreement") is entered into this 3rd day of March 2000 by and between KOSAN BIOSCIENCES, INC. (the "Company"), and Susan
M. Kanaya (the "Employee").

    WHEREAS, Employee has requested that the Company provide a loan in the amount of $52,900.00 for the purpose of replacing an existing loan with her former employer in connection with the Employee's purchase of a principal residence; and

    WHEREAS, the Company has agreed to provide Employee with the loan in exchange for Employee's services to the Company and other valuable consideration;

    NOW THEREFORE, the parties hereto agrees as follows:

    1. LOAN. The Company shall loan Employee a total of $52,900.00 ("Loan"). The Loan proceeds shall be used solely to repay an existing loan with her former employer in connection with the purchase of Employee's principal residence.

    2. INTEREST. The Loan shall bear interest rate of six and thirty-five hundreths percent (6.35%) per annum.

    3. PROMISSORY NOTE. The Loan shall be made pursuant to a promissory note in the form attached hereto as Exhibit A (the "Note"). Employee shall execute the Note concurrently with the execution of this Agreement.

    4. TIMING AND METHOD OF FUNDING. The loan proceeds shall be advanced to Employee no later than April 24, 2000 (the "Funding Date"). The loan proceeds shall be advanced by check from the Company payable to SUGEN, Inc., for benefit of Employee, which check shall be separate from Employee's regular paycheck.

    5. DEED OF TRUST. Employee hereby agrees to secure the Loan by executing a deed of trust granting a second lien on Employee's principal residence (the "Property") to the Company. Employee hereby represents and warrants that the deed of trust shall remain a second lien on the Property, junior only to the first deed of trust. Employee covenants and agrees to execute and deliver to the Company a standard deed of trust on or prior to the Funding Date in favor of the Company covering the Loan. Employee further agrees to deliver all instruments, agreements or other documents as the Company shall reasonably require to


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obtain the full benefits of this Agreement. Employee hereby authorizes and appoints the Company as attorney in fact to execute a deed of trust on Employee's behalf and file and record the same in accordance with this
Section 5.

      6. REPAYMENT OF LOAN. All principal and interest on the Loan shall become due and payable as follows:

      (a) EMPLOYMENT TERMINATION. At the end of (i) the twelfth (12th) month following the date of Employee's death or (ii) the sixth (6th) month following the date of Employee's voluntary termination or termination for Cause, as defined below. "Cause" shall mean
          (i) conviction of any felony or any crime involving moral turpitude or dishonesty; (ii) participation in a fraud or act of dishonesty against the Company; (iii) willful breach of Company's policies;
          (iv) intentional damage to Company's property; (v) material breach of any employment agreements entered into with Company, or any other agreements with the Company, including but not limited to, agreements regarding confidentiality or proprietary information;
          (vi) engaging in or in any manner participating in any activity which is competitive with or intentionally injurious to Company
          (vii) commission of any fraud against Company or use or appropriation for Employee's personal use or benefit of any funds or properties of Company not authorized by the Board of Directors to be so used or appropriated; or (viii) conduct by Employee which in good faith and reasonable determination of the Board of Directors of the Company demonstrates gross unfitness to serve; or

      (b) Insolvency. In the Event of the insolvency of Employee, including but not limited to a bankruptcy or insolvency proceeding having been instituted by or against her, or a receiver is appointed for her property, of if she makes an assignment for the benefit of creditors.

      7. FORGIVENESS OF LOAN. Provided no default under this Agreement or the Note has occurred and is continuing, principal and accrued interest on the Loan will be forgiven on November 4, 2002 if (a) the Loan has not become due and payable pursuant to Section 6 above, and (b) Employee has remained in continuous employment with the Company since the commencement of employment with the Company. In the event Employee's employment is terminated by the Company without Cause, then the Company will forgive the Loan on Employee's termination date.


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      8. DEFAULT AND REMEDIES.

      (a) DEFAULT. Employee will be in default under this agreement upon the occurrence of any one or more of the following events: (i) the failure of Employee to make any payment required hereunder or under the Note when due,
(ii) the breach by Employee of any other covenant or agreement under this Agreement or Note, (iii) the default by Employee of its obligations under the Deed of Trust, or any other instrument evidencing or securing this Note,
(iv) the default by Employee of its obligations under any mortgage, deed of trust, encumbrance or lien respecting the property, which encumbrance is senior to the Deed of Trust, (v) the sale of principal resident by Employee, her estate, or by a person who acquires said property through gift, bequest, inheritance, through a domestic relations order or property settlement incident to divorce, or (vi) the appointment of a receiver for any part of the property of, or an assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against any maker, endorser or guarantor.

      (b) REMEDIES. Upon Employee's default, Company may, with notice to Employee, declare the entire principal sum and any amounts due thereon immediately due and payable and exercise any and all of the remedies provided under the Deed of Trust or a law or in equity.

      9. NON-TRANSFERABLE. The right of Employee to request and receive the Loan hereunder, as well as the benefits of the interest arrangement under this Agreement, shall not be assignable, or otherwise transferable by Employee.

      10. TAXES; TAX RETURN. All taxes resulting from this Agreement are to be the sole responsibility of Employee, and Employee agrees to pay to the Company in cash or check an amount equal to any withholding obligation imposed on the Company by reason of this Agreement including, without limitation, any taxes due with respect to any forgiven amounts. Employee certifies to the Company that she reasonably expects to be entitled to and will itemize deductions on her income tax returns for each year the Loan is outstanding.

      11.  GENERAL PROVISIONS.

           (a) This Agreement shall be governed by the laws of the State of California applicable to contracts made and performed in such a state, without regard to principles of conflicts of laws.


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           (b)   This Agreement and its Exhibits contains the entire
agreement between Employee and the Company, and is the complete, final, and exclusive embodiment of their agreement with regard to this subject matter. Employee and the Company each acknowledge and represent that this Agreement is entered without reliance on any promise or representation other than those expressly contained herein and that this Agreement cannot be modified except in writing signed by both parties.

           (c) Except as otherwise specified herein, any notice, demand or request required or permitted to be given by either the Company or Employee pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. Mail, First Class with postage prepaid, and addressed to the Company at its then current principal office and to Employee at the address listed for her on the Company's payroll.

           (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitutes a waiver of either party's right to assert all other legal; remedies available to it under the circumstances.

           (e) Employee agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purpose or intent of this Agreement.

           (f) In the event of any litigation concerning this Agreement, the prevailing party shall be entitled to a reasonable sum for attorney's fees, costs, and litigation expenses, whether or not such action is prosecuted to judgment. "Prevailing Party" includes without limitation a party who agrees to dismiss an action upon payment by the other party of sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by that party. In the event that the Company is the prevailing Party, the Company shall also be entitled to reasonable costs associated with the collection of the Loan.


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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

KOSAN BIOSCIENCES, INC.                     EMPLOYEE
a California Corporation

By:  [Illegible]                            By: /s/ Susan Kanaya

Title:   Chief Operating Officer

Address: 3832 Bay Center Place              Address: 1421 Woodberry Ave.
         Hayward, CA 94545                           San Mateo, CA 94403



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                                    EXHIBIT A

DO NOT DESTROY THIS ORIGINAL NOTE: WHEN PAID, THE ORIGINAL NOTE, TOGETHER WITH THE DEED OF TRUST SECURING SAME, MUST BE SURRENDERED TO THE TRUSTEE FOR CANCELLATION AND RETENTION BEFORE RECONVEYANCE WILL BE MADE.

                                  PROMISSORY NOTE
                                  (EMPLOYEE LOAN)

$52,900.00                                                Hayward, California
                                                                  31 March 2000

     For value received, I promise to pay Kosan Biosciences, Inc., a California corporation (the "Company"), at its principal office at 3832 Bay Center Place, Hayward, California 94545, or at such other place as the Company shall designate in writing, the aggregate principal amount of $52,900.00 together with interest thereon as specified below, payable at the times and in the manner set for in that Loan Agreement (Employee Loan) dated as of 31 March 2000 by and between the undersigned and the Company ("Loan Agreement"), the terms of which are incorporated herein by reference.

     In the event undersigned is continuously employed full-time by the Company from November 4, 1999 through November 4, 2002 (the "Forgiveness Date"), this Note shall be canceled and the entire principal amount, together with any accrued interest, forgiven as compensation to the undersigned. If prior to the Forgiveness Date, the undersigned shall cease to be a full-time employee of the Company due to the undersigned's death, voluntary termination or termination for Cause (as defined in the Employee Loan), the entire principal amount hereof, together with all accrued interest, shall immediately become due and payable (i) in the event of Employee's death, at the end of the twelfth (12th) month following the death, and (ii) in the event of a voluntary termination or termination for Cause, at the end of the sixth (6th) month following the date of Employee's termination of employment.

     Interest shall accrue from the date of the Note at the rate of 6.35% per annum; provided, however, that interest shall be forgiven upon the terms and conditions set forth in the Loan Agreement.

     This Note is to be secured by a deed of trust on the real property to be occupied by undersigned as her principal residence. In the event the undersigned fails to provide the Company with said deed of trust, in form satisfactory to the Company, this Note shall, at the option of the Noteholder, become immediately due and payable.

     In the event of any default on this Note, the undersigned agrees to pay the Company all expenses incurred by the Company, including, without limitation, reasonable attorney's fees and court costs (including any costs of appeal), in enforcing and collecting this Note.


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     The undersigned and all endorsers, sureties and guarantors hereof hereby jointly and severally waive presentment, demand for payment, notice of dishonor, notice of protest, and protest, and all other notices or demands in connection with the delivery, acceptance, performance default, endorsement or guaranty of this Note. No delay or failure by the holder of this Note in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise. The rights and remedies of the holder of this Note shall be cumulative and shall note preclude the assertion by the holder hereof of any other rights or the seeking by the holder hereof of any other remedies against the undersigned.

     This Note shall be governed by and construed in accordance with the laws of the State of California, as such laws are applied by California courts to contracts made and to be performed entirely in California by residents of that state. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected hereby.

     The provisions of the Note shall be binding upon, and inure to the benefit of, any successor of undersigned and extend to any holder hereof.


                EMPLOYEE:  /s/ Susan Kanaya
                           ----------------------

                           Address:

                           1421 Woodberry Avenue
                           ----------------------

                           San Mateo, CA 94403
                           ----------------------